UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

TORTEC GROUP CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]	Fee paid previously with preliminary materials:
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

30 N Gould St.

Suite 2489

Sheridan, WY 82801

February 5, 2021

Dear Stockholders:

You are invited to attend the 2021 Annual Meeting of Stockholders of TORtec Group Corporation to be held at 6250 Partridge Way, Ammon, ID 83406 on March 20, 2021, at 9:00 a.m. MST.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2020 Annual Report to Stockholders and our Proxy Statement at HTTPS://WWW.IPROXYDIRECT.COM/TRTK. We hope that you will be able to attend the meeting. Matters on which action will be taken at the meeting are explained in detail in the Notice of Annual Meeting and Proxy Statement following this letter.

The Annual Report, notice of Annual Meeting, proxy statement and proxy card will be accessible by following the instructions set forth in the Notice of Internet Availability of Proxy Materials, which will be mailed to our stockholders on or about February 8, 2021. Proxy cards will be solicited by our Board of Directors.

Regardless of whether you plan to attend the Annual Meeting, we hope you will read the Proxy Statement carefully and vote your shares by promptly submitting a proxy by printing, signing, dating and mailing your proxy card to our corporate office, located at the address set forth above, or by submitting your proxy to our Secretary at tortecgroupcorp@gmail.com as soon as possible. Choosing one of these voting options ensures your representation at the Annual Meeting.

If you have any questions or need assistance in voting your shares, please contact our Secretary at (801) 226-1264 or at tortecgroucorp@gmail.com.

We look forward to having you attend the Annual Meeting.

Sincerely,

/s/ Stephen Smoot
Stephen Smoot
Chief Executive Officer

30 N Gould St.

Suite 2489

Sheridan, WY 82801

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held March 20, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of TORtec Group Corporation will be held at 6250 Partridge Way, Ammon, ID 83406 on Saturday, March 20, 2021, at 9:00 a.m. MST, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.

To reduce the Board of Directors to four (4) members and to elect four (4) Directors to serve until the next annual meeting of stockholders, or until their respective successors shall have been duly elected and qualified;

2.

To ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021;

3.

To approve transfer and assign all the right title and interest in TORtec Group, a wholly-owned subsidiary of the Company, and all other assets of the Company to Capital Vario CR S.A. (“Capital Vario”) in complete and final settlement of the Company’s debts owed to Capital Vario of over $400,000, which would result in the Company becoming a “shell company,” within the meaning of Rule 405, promulgated pursuant to Securities Act of 1933, as amended (the “Securities Act”);

4.

To vote on certain shareholder proposals, as disclosed herein; and

5.

To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Company’s Board of Directors recommends that you vote FOR the nominees named in Proposal 1 and FOR Proposals 2 and 3.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2020 Annual Report to Stockholders and our Proxy Statement at HTTPS://WWW.IPROXYDIRECT.COM/TRTK. We hope that you will be able to attend the meeting. Matters on which action will be taken at the meeting are explained in detail in the Notice of Annual Meeting and Proxy Statement following this letter.

Whether or not you expect to attend the Annual Meeting, we urge you to vote as soon as possible by following the instructions provided in the Notice of Internet Availability of Proxy Materials that will be mailed to our stockholders on or about February 8, 2021, or by printing, signing, dating, and mailing your proxy card to the Company’s corporate office, located at the address set forth above. If you are a beneficial holder, you may also vote your shares using the instructions provided to you by your broker, bank or other nominee. You may revoke your proxy at any time prior to the Annual Meeting, and, if you attend the Annual Meeting, you may vote your shares of the Company’s common stock at the Annual Meeting.

The Board of Directors has fixed the close of business on January 19, 2021 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on January 19, 2021 will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices, 30 N Gould St., Suite 2489, Sheridan, WY 82801 for ten days prior to the Annual Meeting. If you would like to review the stockholder list, please contact our Secretary at (801) 226-1264 or at tortecgroupcorp@gmail.com to schedule an appointment or, in light of COVID-19, make other arrangements to view the list.

All stockholders are cordially invited to attend the virtual Annual Meeting. If you have any questions about the proxy or require assistance in voting your shares on the proxy card, please contact our Secretary at (801) 226-1264 or at tortecgroupcorp@gmail.com.

February 5, 2021	By Order of the Board of Directors,

/s/ Stephen Smoot
Stephen Smoot
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE 2021 ANNUAL MEETING TO BE HELD ON MARCH 20, 2021

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at:
HTTPS://WWW.IPROXYDIRECT.COM/TRTK

TABLE OF CONTENTS

NOTICE OF VIRTUAL 2021 ANNUAL MEETING OF STOCKHOLDERS

3

PROXY STATEMENT

7

PROPOSAL ONE

11

SECURITIES HOLDINGS OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND OFFICERS

17

EXECUTIVE COMPENSATION

20

GRANTS OF PLAN-BASED AWARDS

20

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

20

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

21

PROPOSAL TWO

22

PRINCIPAL AUDITOR FEES AND SERVICES

22

AUDIT COMMITTEE PRE-APPROVAL POLICY

23

PROPOSAL THREE

23

SUMMARY TERM SHEET

24

PROPOSAL FOUR

25

PROPOSAL FIVE

25

PROPOSAL SIX

25

RISK FACTORS

26

DISSENTERS’ RIGHT OF APPRAISAL

26

OTHER MATTERS

26

30 N Gould St.

Suite 2489

Sheridan, WY 82801

PROXY STATEMENT

The Board of Directors of TORtec Group Corporation (the “Company”) is soliciting proxies to vote shares of Common Stock at the 2021 Annual Meeting of Stockholders to be held at 9:00 a.m., MST, on March 20, 2021, at 6250 Partridge Way, Ammon, ID 83406, and at any adjournment thereof. A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review this proxy statement and the accompanying proxy, and how to access the proxy card to vote, is first being mailed to stockholders on or about February 8, 2021. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting during regular business hours at the Company’s corporate office, located at the address set forth above. If you would like to review the stockholder list, please call or email our Secretary at (801) 226-1264 or at tortecgroupcorp@gmail.com to schedule an appointment or, in light of COVID-19, make other arrangements to view the list.

Record Date; Shares Entitled to Vote; Quorum

The Board of Directors has fixed the close of business on January 19, 2021 as the record date for the Company’s stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock as of the record date are entitled to vote at the Annual Meeting. As of the record date, there were 100,074,854 shares of the Company’s common stock outstanding, which were held by approximately 108 holders of record. Stockholders are entitled to one vote for each share of the Company’s common stock held as of the record date.

The holders of one half of the outstanding shares of the Company’s common stock issued and entitled to vote at the Annual Meeting must be present in person or by proxy to establish a quorum for business to be conducted at the Annual Meeting. Abstentions and “broker non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

A “broker non-vote” occurs when you fail to provide your broker with voting instructions and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under New York Stock Exchange rules. A broker non-vote may also occur if your broker fails to vote your shares for any reason. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposals One, Three, Four, Five, and Six. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that stockholders provide their brokers with voting instructions. Proposal Two, ratification of the appointment of our independent registered public accounting firm, will be a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

Votes Required

The votes required for each proposal is as follows:

Election of Directors. Each share of our Common Stock is entitled to one vote with respect to the election of directors. Each director will be elected by a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. Abstentions and “broker non-votes” are not considered to be votes cast with respect to the election of directors. Under Nevada law, if the director is not elected at the Annual Meeting, the director will continue to serve on the Board as a “holdover director.”

If you sign and submit your proxy card or voting instruction form without specifying how you would like your shares voted, your shares will be voted FOR the Board’s recommendations specified below under Proposal One–Election of Directors, and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting. Should the Company lawfully identify or nominate substitute or additional nominees before the Annual Meeting, we will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).

The Board of Directors recommends a vote “FOR” the nominees on the proxy card.

Appointment of Independent Registered Public Accounting Firm. Each share of our Common Stock is entitled to one vote with respect to the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm. The affirmative vote of holders of a majority of the shares of Common Stock present at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares. The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” the ratification of the selection of BF Borgers CPA PC, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

Transfer and Assignment of the Right, Title, and Interest in TORtec Group, a Wholly-Owned Subsidiary of the Company, and All Other Assets of the Company to Capital Vario, in Complete and Final Settlement of the Company’s Debts Owed to Capital Vario of over $400,000, Resulting in the Company Becoming a “Shell Company,” within the meaning of Rule 405, promulgated pursuant to Securities Act. Each share of our Common Stock is entitled to one vote with respect to the approval of the sale of all or substantially all of the Company’s assets. Pursuant to NRS 78.565, the affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

The Board of Directors recommends a vote “FOR” the transfer and assignment of the right, title, and interest in TORtec Group, a wholly-owned subsidiary of the Company, and all other assets of the Company to Capital Vario, in complete and final settlement of the Company’s debts owed to Capital Vario of over $400,000, resulting in the Company becoming a “shell company,” within the meaning of Rule 405, promulgated pursuant to Securities Act.

Shareholder Proposals

The Company has received the following shareholder proposals:

Shareholder Proposal No. 1. On the appointment of an independent additional audit of the activities of the President Smoot and the financial officer Irina Kochetkova or assistance and verification of the SEC for the reliability of the financial statements and information they provide to the SEC and for cost effectiveness, and on the subject of the condition and operability of the only asset - the mobile unit TORNADO.

Shareholder Proposal No. 2. No confidence in the president and member of the board of directors, Mr. S. Smoot, and the officer, member of the board of directors, Ms. Irina Kochetkova (Livits), due to continued incompetent actions to the detriment of our corporation, subsidiaries and shareholders and to exclude them from the board of directors with further delimitation of the functions of executive bodies and supervisory bodies of the corporation and with the introduction of the institution of independent directors.

Shareholder Proposal No. 3. Due to the fact that the executive bodies of the public corporation TRTK, President Mr. Smoot and officer Irina Kochetkova (Irina Livits) ineffectively and improperly used the only corporate asset on the balance sheet of a subsidiary of TORtec Inc. - the mobile unit TORNADO, grossly violated the license agreements with the licensor TORtec Forschungsinstitut GmbH, which led to the termination of all license agreements and the termination of the General Contract with Vortex Technologies & Engineering GmbH, as well as due to the fact that the executive body notified me in writing of its intentions to transfer somehow the only asset of the corporation to the offshore company Vario in Costa Rica, which will cause economic damage to the corporation and the value of shares.

You will be asked to vote either “FOR,” “AGAINST,” or “ABSTAIN” in regards to each of the shareholder proposals.

Voting of Proxies

If you are a stockholder whose shares are registered in your name, you may vote your shares by printing, completing, signing, dating and mailing your proxy card to the Company’s corporate office. You may also email your proxy card to the Company’s Secretary at tortecgroupcorp@gmail.com.

The deadline for receipt of your proxy (either via mail or email) is 11:59 p.m., EST, on March 19, 2021.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote via mail or email.

PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER. PLEASE SEE FURTHER INSTRUCTIONS BELOW.

The proxies identified on the proxy card will vote the shares of which you are stockholder of record in accordance with your instructions. If you sign and return your proxy card without giving specific voting instructions, the proxies will vote your shares “FOR” the nominated slate of directors and “FOR” proposals Two, Three, Four, Five, and Six. The giving of a proxy will not affect your right to vote in person if you decide to attend the Annual Meeting.

Stockholder of Record. If your shares are registered directly in your name or with our transfer agent, IssuerDirect, you are considered the stockholder of record with respect to those shares and the Notice of Internet Availability, containing instructions for how to access the proxy materials and a proxy card via the Internet, is being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us.

Beneficial Holder. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and the Notice of Internet Availability is being forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. Additionally, since you are not the stockholder of record, in order to vote these shares at the Annual Meeting you must obtain a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee will provide a voting form for your use that contains instructions on how to obtain a legal proxy from your broker, bank or other nominee. Once you have obtained the legal proxy, you must send a copy of the legal proxy to our Secretary via e-mail at tortecgroupcorp@gmail.com prior to March 20, 2021. If you should have any questions, please call our Secretary at (801) 226-1264.

How to Vote by Proxy; Revocability of Proxies

To vote by proxy, you must print, mark, sign, date, and return the proxy card to the Company’s corporate office or via email at tortecgroupcorp@gmail.com. If you are a beneficial holder, you may also vote your shares using the instructions provided to you by your broker, bank or other nominee. Any Company stockholder who delivers a properly executed proxy may revoke the proxy at any time before it is voted.

Whether you vote by mail or email, you can change or revoke your proxy before it is voted at the meeting by:

•

submitting a new proxy card bearing a later date;

•

voting again by mail or email at a later time;

•

giving written notice before the meeting to our Secretary at the address set forth on the cover of this proxy statement stating that you are revoking your proxy; or

•

attending the meeting and voting your shares in person.

Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. A Company stockholder whose shares are held in the name of a broker, bank or other nominee must bring a legal proxy from his, her or its broker, bank or other nominee to the meeting in order to vote in person.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to March 20, 2021.

Solicitation of Proxies

The cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies may be solicited by our management by mail, telephone, fax, and email. We may also make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs.

Important Information Regarding Delivery of Proxy Material

The Securities and Exchange Commission (the “SEC”) has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

•

the full set delivery option; or

•

the notice only option.

A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

Full Set Delivery Option

Under the full set delivery option, which we have elected NOT to use for the Annual Meeting, a company delivers all proxy materials to its stockholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website.

Notice Only Option

Under the notice only option, a company must post all proxy materials on a publicly accessible website. Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials.” The notice includes, among other matters:

•

information regarding the date and time of the Annual Meeting of stockholders as well as the items to be considered at the meeting;

•

information regarding the website where the proxy materials are posted; and

•

various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

In connection with its Annual Meeting of Stockholders, the Company has elected to use the notice only option. Accordingly, the Notice of Internet Availability will be mailed to our stockholders on or about February 8, 2021. The Notice of Internet Availability will provide instructions on how to access and review the proxy materials via the Internet and how to access the proxy card to vote by mail or email. These proxy materials include the Notice of Annual Meeting of Stockholders, proxy statement, proxy card and Annual Report on Form 10-K for the fiscal year ended March 31, 2020. Additionally, the Company has posted these materials at HTTPS://WWW.IPROXYDIRECT.COM/TRTK. If you would like to receive a printed copy of the proxy materials, please follow the instructions that are included in the Notice of Internet Availability for requesting such materials.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials or, as applicable, a single copy of the Notice of Internet Availability. This process, which is commonly referred to as “householding,” potentially results in extra convenience for stockholders, cost savings for companies and conservation of paper products. We have adopted this “householding” procedure.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice of Internet Availability or other proxy materials, you may:

•

send a written request to TORtec Group Corporation, 30 N Gould St., Suite 2489, Sheridan, WY 82801 or call (801) 226-1264, if you are a stockholder of record; or

•

notify your broker, if you hold your shares in street name.

Upon receipt of your request, we will promptly deliver a separate copy of the Notice of Internet Availability to you. You may also contact Investor Relations as described above if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members but will contract to four members after the elections at the Annual Meeting. Each person elected as a director will continue in office until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement. The director nominees named in this Proxy Statement have agreed to serve as a director if elected, and we have no reason to believe that either of them will be unable to serve. In the event that before the Annual Meeting a nominee named in this Proxy Statement should become unable or unwilling to serve, the person named in the proxy will vote the shares represented by any proxy received by our Board of Directors for such other person or persons as may thereafter be nominated for director by our Board of Directors.

Assuming the presence of a quorum, a director will be elected by a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. Abstentions and “broker non-votes” are not considered to be votes cast with respect to the election of directors. Under Nevada law, if the director is not elected at the Annual Meeting, the director will continue to serve on the Board as a “holdover director.”

The Board of Directors recommends a vote “FOR” the election of the nominees to the Board of Directors.

Directors and Executive Officers

Our executive officers and directors and their respective ages, positions and biographical information are set forth below.

Name	Positions Held	Date of Election or Designation	Date of Termination or Resignation

Stephen H. Smoot	President, CEO and Director	December 4, 2017	*

Alex Schmidt	Director	December 4, 2017	*

Irina Kochetkova	Vice President, Treasurer and Director	December 4, 2017	*

Jeffrey R. Brimhall	Director	December 4, 2017	*

Asael T. Sorensen, Jr.	Vice President, Secretary and Director	June 6, 2020	*

*Presently serve in the capacities indicated. Each director of the Company serves as a director for a term until the next annual meeting of the shareholders of the Company and until his/her successor is elected and qualifies.  Each officer of the Company serves as an officer of the Company for a term until the next annual meeting of the Board of Directors and until his/her respective successor is elected and qualifies.

Alex Schmidt.  Mr. Schmidt, age 28, has served as a director of the Company since December 4, 2017, and as Vice President until November 9, 2020.  He was a graduate at the University of Central Lancashire in Business Administration.  In 2014 he incorporated, and now leads, the company Tortec Ltd (Cyprus) which is involved in the scientific and technological development and application of TOR technologies (micronisation of materials). As a result, the first industrial installation under the name “Tornado” was created. In 2015 Tortec Ltd (Cyprus), under the leadership of Schmidt, opened an experimental manufactory with the Tornado installation for producing micro powders, metal carbides and composites (Prague, Czech Republic). In 2016 Tortec Ltd and the Scientific Research Institute of Technological Progress made a factory project for producing micro-powders of metal ceramics, metal oxides, intermetalides and composites with the potential capacity of 2000 tons per year which will be placed in 2018 in Infrapark, Basel (Switzerland). In 2017, Schmidt incorporated and now leads the company TOR Biologos GmbH (Switzerland) for developing applications of TOR Biological technologies in the BIO + project. The project for the bio factory is planned with the technology for the processing of cannabis and extraction of botanical substances, and also extracting of BAS (biological active substance) from phyto-mass of medicinal herbs. In 2017, the companies working on various applications of TOR Technologies in different industries joined TORtec Group, a Wyoming corporation in the USA. Annual interests and skills: economics, German, Russian and English language, project financing, development of investment projects and new technologies.

Merdan Atayev, age 40, is an attorney specializing in business law in Turkmenistan.  Mr. Atayev has been involved in international trade with his family owned enterprises for over 10 years and owns many companies, including construction, real estate development and trading companies.

Director Nominees

A majority of the Board recommends using the proxy card to vote FOR the Board’s nominee for Director.

Stephen H. Smoot, age 65, has served as a director and as the President and CEO of the Company since December 4, 2017. Smoot has been self-employed since 1983 as a consultant in the area of foreign technology development and transfer.  From 1994 till 1999, Smoot funded and directed research in boundary-air laminar-flow technology resulting in U.S. patents and successful commercial applications.   Smoot assisted in forming, and was president of, Caspian Service Group Limited, a wholly-owned subsidiary of Caspian Services, Inc., formerly EMPS Corporation, in December 1999, and served as President of Caspian Services Inc. from inception until February 2002.  Smoot served as the Interim President of EMPS Corporation from June 2004 until December 2004 and for several years directed and funded research in high-frequency eddy-current particle separation technology.  From 2005 to 2009, Smoot served as director of BMB Munai, Inc. an oil and gas company in Kazakhstan. All companies cited above have been SEC reporting issuers.  Smoot is not a director or nominee of any other SEC reporting issuer.

Irina Kochetkova, age 67, has served as a director and as Treasurer of the Company since December 4, 2017 and as Secretary until November 9, 2020.  Dr. Kochetkova received a B.S. Degree at Moscow Oil & Gas Institute “Academy Gupkin” in 1974 and received a PhD in organic chemistry in 1988.  From 1988 to 1991 she was managing researcher in Moscow Research Institute of Organic Synthesis; from 1991 to present she has been an owner and general director of  Scientific Technical Production Center “EON”, a Russian private limited company; from 1993 to 2010 she was a shareholder and member of the Board of Directors of  Specinvestbank; for the past twenty-five years acted as a consultant to several foreign companies using Russian know-how and equipment installations in the petro-chemical industries.  The results of this consulting work concluded with installations in Kazakhstan, Russia and Uzbekistan refineries.  Over the same period of time, Kochetkova was also involved in trading petro-chemical products internationally.

Jeffrey R. Brimhall, age 38, served as the Secretary of the Company from June 13, 2012 until December 4, 2017. On December 4, 2017, he resigned as Secretary and was appointed to the Board of Directors of the Company.  Mr. Brimhall is currently employed as Controller of Raisa Energy LLC, a private energy company that invests in domestic oil and natural gas mineral and non-operated working interest. Brimhall was employed as Controller of Inflection Energy LLC from January 2015 until June 2016. Brimhall served as the Financial Reporting Manager for Resolute Energy Corp., an NYSE listed company based in Denver, Colorado from January 2010 to December 2015.

Asael (“Ace”) T. Sorensen Jr., age 66, is a licensed attorney who holds degrees in economics, law and business administration (BA, JD/MBA) from Brigham Young University. He has over 30 years of entrepreneurial and business management experience. He has negotiated and managed multimillion dollar national and international supply and service contracts for clients. He has also lectured throughout the country on the subject of contract law for the American Management Association. In 1995, Mr. Sorensen joined Covol Technologies Inc. (now known as Headwaters, Inc.), an environmental remediation and alternative fuel company. In his role as Vice President, General Counsel and Secretary, he helped manage the negotiation of construction and operating contracts for the production of alternative fuels for use in electrical power plants. He assisted with taking Covol Technologies Inc. public on the NASDAQ national market system. He also served as Covol Technologies Inc.’s chief lobbyist to the U.S. House and Senate in Washington DC securing broad bipartisan support for alternative fuels legislation. From 1999 to the present, Ace has had his own financial consulting firm in Salt Lake City, Utah, helping companies secure funding and comply with SEC and FINRA requirements for public listing on NASDAQ.

Significant Employees

We have no significant employees at the present time.  Our business affairs are handled by our officers and directors for the present time.

Family Relationships.

There are no family relationships between any of our directors and executive officers, except that Jeffrey R. Brimhall is the son-in-law of Stephen H. Smoot.

Directorships Held in Other Reporting Companies

Jeffrey R. Brimhall has served as a director of Geo Point Utah since March 29, 2010; and has served on the Board of Directors of Caspian Services, Inc., a “reporting issuer” under the Exchange Act, since 2010. Mr. Brimhall resigned from Caspian Services, Inc.'s Board of Directors on April 4, 2016.

There are no other directorships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940 which are currently held, or have been held during the past five years, by any of the Company’s officers or directors.

Involvement in Certain Legal Proceedings

During the past 10 years, no director, person nominated to become a director or executive officer:

•

has filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•

was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting the following activities:

o

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

o

Engaging in any type of business practice; or

o

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

•

was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding bullet point, or to be associated with persons engaged in any such activity;

•

was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

•

was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reverse, suspended or vacated;

•

was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

o

any Federal or State securities or commodities law or regulation; or

o

any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

o

any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

o

was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Agreements Concerning Appointment of Directors

The Share Exchange Agreement dated November 22, 2017, pursuant to which TORtec Group was acquired by the Company contained the following provision as a condition to closing the acquisition: The directors of the Company immediately prior to the Closing Date shall appoint Mr. Franc Schmidt, Chairman; and up to three other representatives chosen by Mr. Schmidt; Stephen Smoot, Irina Kochetkova & Jeffery R. Brimhall to the Company’s Board of Directors, and thereafter, the current directors of the Company, shall resign, in seriatim, effective as of the Closing Date, and the officers shall be appointed as officers of the Company by the present or new directors, who shall be Stephen H Smoot, CEO & President; Alex Schmidt, Vice President; Irina Kochetkova, Secretary and Treasurer.

On May 22, 2019, the Company entered into a Share Exchange Agreement with TORtec Central Asia, a Wyoming corporation, and the sole shareholder of TORtec Central Asia pursuant to which the Company has agreed to acquire 100% ownership of the outstanding shares of TORtec Central Asia stock in exchange for issuing 2,000,000 shares of the Company’s common stock to Merdan Atayev who is the sole shareholder of TORtec Central Asia.  The Share Exchange Agreement was subject to certain terms and conditions some of which were never completed.  The Share Exchange Agreement provided that the Company would elect Merdan Atayev as a Vice President of the Company as a condition to the Closing of the proposed acquisition of TORtec Central Asia. The parties have mutually agreed to terminate the Agreement.

Composition of the Board of Directors

The Company believes that its Board as a whole should encompass a diverse range of talent, skill, experience and expertise enabling it to provide sound guidance with respect to the Company’s operations and business goals. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company. In these positions, we believe that each nominee and current director has gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. Our Board of Directors also believes that each nominee and current director has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of background, experience and thought; and the commitment to devote significant time and energy to service on the Board.

Meeting Attendance

During the fiscal year ended March 31, 2020, the Board of Directors held no meetings. During the fiscal year ended March 31, 2020, no director received compensation for his or her services to the Company for their role as director. The Company encourages, but does not require, directors to attend the Annual Meeting of stockholders; however, such attendance allows for direct interaction between stockholders and members of the Board of Directors.

Committees of the Board of Directors

Nominating Committee. We have not yet established a Nominating Committee, and we believe that we are able to effectively manage the issues normally considered by a Nominating Committee.

If we do establish a Nominating Committee, we will disclose this change to our procedures in recommending nominees to our Board of Directors.

Audit Committee. We have not yet established an Audit Committee.  As of the present time, the entire Board of Directors serves as our audit committee.

Compensation Committee.  We have not established a Compensation Committee or committee performing similar functions.  At the present time, Compensation Committee matters are being handles by our entire Board of Directors.

Director Independence

None of our directors are “independent” as determined in accordance with the listing standards of The NASDAQ Stock Market and Rule 10A-3 of the Exchange Act.

Board Leadership Structure

The Board of Directors believes that the Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes this provides the Company with an efficient and effective leadership model. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

The Board believes that the combined role of Chairman and Chief Executive Officer is in the best interest of the Company’s stockholders because it provides the appropriate balance between strategic development and independent oversight of management.

Code of Ethics

We have adopted a Code of Ethics, and it was attached as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014.  See Part IV, Item 15.

The Board of Directors unanimously approved a Code of Ethics. This Code is a statement of the Company’s high standards for ethical behavior, legal compliance and financial disclosure, and is applicable to all directors, officers, and employees. The Company’s Code of Ethics is periodically reviewed by the Board of Directors. Due to the fact that our website is under construction, a copy of the Code of Ethics cannot be found our corporate website. The Code of Ethics was attached as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014. Additionally, should there be any changes to, or waivers from, the Company’s Code of Ethics, those changes or waivers will be attached as an exhibit to a Current Report on Form 8-K filed with the SEC.

Stockholder Communications with the Board

The Board of Directors has implemented a process by which stockholders may communicate with the Board of Directors. Any stockholder desiring to communicate with the Board of Directors may do so in writing by sending a letter addressed to the Board of Directors, c/o Secretary. The Secretary has been instructed by the Board to promptly forward any communications received to the members of the Board.

Nominations

The Board of Directors is responsible for determining the slate of director nominees for election by stockholders. All director nominees are approved by the Board prior to annual proxy material preparation and are required to stand for election by stockholders at the next annual meeting. For positions on the Board created by a director’s leaving the Board prior to the expiration of his or her current term, whether due to death, resignation, or other inability to serve, the Company’s Bylaws provides that a director elected by the Board to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

The Board of Directors does not currently utilize the services of any third-party search firm to assist in the identification or evaluation of Board member candidates. The Board of Directors may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question.

The Board of Directors determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibility within his or her chosen fields, and have the ability to quickly understand complex principles. When current Board members are considered for nomination for re-election, the Board of Directors also takes into consideration their prior Board contributions, performance and meeting attendance records.

The Board of Directors strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s business. As part of this process, the Board evaluates how a particular candidate would strengthen and increase the diversity of the Board of Directors in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.

The Board of Directors will consider qualified candidates for possible nomination that are recommended by stockholders for the next annual meeting of shareholders. Stockholders wishing to make such a recommendation may do so by sending the required information to the Board of Directors, c/o Secretary at the address listed above. Any such nomination must comply with the advance notice provisions of, and provide all of the information required by, the Company governing documents and the requirements of the Rule 14a-8 of the Exchange Act.

The Board of Directors conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above as well as the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used for further evaluation. The Board of Directors uses the same process for evaluating all nominees, regardless of the original source of the information.

SECURITIES HOLDINGS OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND OFFICERS

The following tables set forth the shareholdings of those persons who were principal shareholders owning 5% of more of our common stock as of the date of this Proxy Statement.

Ownership of Principal Stockholders

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class*
Common Stock	Franc Smidt Papur 25, b. 33 Bistritsa/Malinova dolina 1756, Sofia, Bulgaria	18,000,000 shares	17.99%
Common Stock	TOR Biologos GmbH (1) Rothausstrasse 61 4132 Muttenz, Switzerland	13,500,000 shares	13.49%
Common Stock	Mikhail Lvov Russian Federation, Moscow 125057, Leningradskiyprospekt 75, Bld. 1B, Fl. 452	9,900,000 shares	9.89%
Common Stock	Platino Aventuras Internacionales S.A. Aves. 2 & 6, Calle 17, N. 233 San Jose, Costa Rica	7,042,500 shares	7.04%
Common Stock	Sorensen Family Trust dated 12/3/1994 (1) 708 Cherapple Circle Orem, Utah 84097	7,042,500 shares	7.04%
Common Stock	Mayrbek Artsuev (2) Russian Federation, Moscow, 121609 Osenniy Boulevard 5, Building 3, Ap. 882	13,500,000 shares	13.49%
Common Stock	Irina Kochetkova (3) Nikolaeva Str. 4, Fl. 13 Russian Federation, Moscow 123100	10,333,334 shares	10.33
Common Stock	Alex Schmidt (2) Flat 108 Leonidou 10 Livadia (Larnaca) G4 7060	13,500,000 shares	13.49%

*Based on 100,074,854 shares of Common Stock outstanding as of the date of this Proxy Statement.

(1)

Asael T. Sorensen, Jr., a Trustee of the Sorensen Family Trust dated 12/3/1994, also directly owns 37,500 shares of the Company’s common stock.

(2)

Mayrbek Artsuev directly owns 6,750,000 shares and he also indirectly owns 6,750,000 shares of the 13,500,000 shares held of record by TOR Biologos GmbH.  Mr. Artsuev disclaims ownership of the remaining shares held by TOR Biologos GmbH.  Alex Schmidt directly owns 6,750,000 shares and he also indirectly owns 6,750,000 shares of the 13,500,000 shares held of record by TOR Biologos GmbH. Mr. Schmidt disclaims ownership of the remaining shares held by TOR Biologos GmbH.

(3)

Irina Kochetkova directly owns 9,900,000 shares and she also indirectly owns 333,334 shares held of record by Petroleum Group Services Limited, a Trust.

Security Ownership of Management

The following table sets forth the shareholdings of our directors and executive officers as of the date of this Proxy Statement.

Ownership of Officers and Directors

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class*
Common Stock	Franc Smidt	18,000,000	17.99%
Common Stock	Stephen H. Smoot	5,000(5)	0.005%
Common Stock	Alex Schmidt	13,500,000(1)	13.49%
Common Stock	Irina Kochetkova	10,333,334(2)	10.33%
Common Stock	Jeffrey R. Brimhall	0	0%
Common Stock	Asael T. Sorensen, Jr.	7,085,000(3)	7.08%
Common Stock	Mayrbek Artsuev	13,500,000(4)	13.49%
Common Stock	Merdan Atayev	0	0%
Common Stock	All officers and directors as a group	62,423,334	62.38%

*Percentages based on 100,074,854 shares of Common Stock outstanding as of the date of this Proxy Statement.

(1)

Alex Schmidt directly owns 6,750,000 shares and he indirectly owns 6,750,000 shares as a 50% owner of TOR Biologos GmbH (which directly holds 13,500,000 shares).  He disclaims ownership of the remaining shares held by TOR Biologos GmbH.  Mr. Schmidt holds sole voting power and dispositive power over the shares held by TOR Biologos GmbH.

(2)

Irina Kochetkova directly owns 9,900,000 shares.  She indirectly holds 333,334 shares through Petroleum Group Services Limited, a Trust.

(3)

Asael T. Sorensen, Jr. owns 37,500 shares directly and 7,047,500 shares indirectly through the Sorensen Family Trust dated 12/3/1994, of which he serves as a Trustee, and is a beneficiary.  Mr. Sorensen did not become a director of the Company until June 6, 2020.

(4)

Mayrbek Artsuev directly owns 6,750,000 shares and he indirectly owns 6,750,000 shares as a 50% owner of TOR Biologos GmbH (which directly holds 13,500,000 shares).  He disclaims ownership of the remaining shares held by TOR Biologos GmbH. Mr. Artsuev resigned as a director of the Company on May 22, 2020.

(5)

Stephen H. Smoot owns 5,000 shares of the Company's common stock through the Stephen H. Smoot Trust.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days.  Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person.  Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.  At the present time there are no outstanding options or warrants.

Equity Compensation Plan Information

We have no equity, incentive, pension or other compensatory plans that have or are presently contemplated to be adopted by our Board of Directors; however, we may adopt one or more of these plans in the future to maintain or attract key personnel.

Delinquent Section 16(a) Reports

Our shares of common stock are registered under the Exchange Act, and therefore, the officers, directors and holders of more than 10% of our outstanding shares are subject to the provisions of Section 16(a), which requires them to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and our other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely upon our review during the fiscal year ended March 31, 2020, there was one ownership report filed late. Merdan Atayev was elected as a Vice President of the Company on May 23, 2019.  He filed his initial stock ownership report on Form 3 on July 12, 2019, more than 10 days after he became an officer.

EXECUTIVE COMPENSATION

The following Summary Compensation Table reflects the aggregate executive compensation paid by us during the last two fiscal years ended March 31, 2020, and 2019, and the position for which such compensation was paid:

Summary Compensation Table

Name and Principal Position (a)	Year or Period (b)	Salary* ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other* Compensation ($) (i)	Total* Earnings ($) (j)
Stephen H. Smoot, CEO since 12/2017	3/31/20 3/31/19	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Irina Kochetkova, CFO since 12/2017	3/31/20 3/31/19	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Alex Schmidt, Vice President since 12/2017	3/31/20 3/31/19	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Merdan Atayev, Vice President since 5/2019	3/31/20	0	0	0	0	0	0	0	0

Stock Issued in Connection with the TORtec Group Acquisition

In connection with the transaction, the Company valued the 90,000,000 shares of common stock provided to the TORtec shareholders at $5,203,643. This value was based upon the conversion rate of $0.0578 which was used to convert the Capital Vario line of credit into shares of the Company's common stock.  Many of these shares were received by persons (or their affiliates) who became officers or directors of the Company at the time of the closing of the acquisition.

GRANTS OF PLAN-BASED AWARDS

We have no equity, incentive, pension or other compensatory plans that have or are presently contemplated to be adopted by our Board of Directors; however, we may adopt one or more of these plans in the future to maintain or attract key personnel.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

We have no equity, incentive, pension or other compensatory plans that have or are presently contemplated to be adopted by our Board of Directors; however, we may adopt one or more of these plans in the future to maintain or attract key personnel

Compensation of Directors

No director received any compensation for service as a director during the fiscal years ended March 31, 2020, and 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

Except as described below, there were no material transactions, or series of similar transactions, during our last two fiscal years, or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

On April 12, 2019, the Company, through TORtec Titan+, entered into a perpetual license for the use of certain technologies with an entity controlled by Franc Smidt who was then the Chairman of the Board of Directors, Mr. Franc Smidt. Under the terms of the agreement, the Company paid $35,051 for the rights and will provide future royalties of 10% of the subsidiaries' net income. The Company expects to use the technology in connection with its Tornado M.

On May 22, 2019, the Company entered into a Share Exchange Agreement with TORtec Central Asia, a Wyoming corporation, and the sole shareholder of TORtec Central Asia pursuant to which the Company agreed to acquire 100% ownership of the outstanding shares of TORtec Central Asia stock in exchange for issuing 2,000,000 shares of the Company’s common stock to the sole shareholder of TORtec Central Asia, Mr. Merdan Atayev. Mr. Atayev is the President, sole director and sole shareholder of TORtec Central Asia, a newly formed Wyoming corporation. The Share Exchange Agreement was subject to certain terms and conditions, including the transfer of: (a) a 99 year Lease Agreement to a new office and warehouse facility in Ashgabat, Turkmenistan (“Target Land”); and (b) any furniture, tools, machinery and equipment for maintenance and lifting located at the facility (“Target Assets”). TORtec Central Asia must first have acquired leasehold ownership to the Target Land based on a ninety-nine year lease from the government of Turkmenistan, free and clear from all mortgages, trust deeds, liens or other encumbrances, and TORtec Central Asia shall have acquired undisputed ownership of the Target Assets free and clear from all security interests, liens or other encumbrances. Although the Share Exchange Agreement was not a related party transaction at the time it was entered into, Merdan Atayev has since been appointed as a Vice President of the Company which is a condition to the Closing of the proposed acquisition.  Some of the conditions described in the agreement were never satisfied, and the parties have mutually agreed to cancel the agreement.

From time to time, Capital Vario, a shareholder of the Company, advances monies for operations. The advances do not incur interest and are due on demand.  During the year ended March 31, 2020, Capital Vario advanced the Company an additional $63,700 for operations.  The advances have been reflected as "short term advances - related parties" on the accompanying consolidated balance sheets.    Mr. Stephen H. Smoot was an officer and former consultant to Capital Vario, but he resigned those positions more than two years ago.

Effective March 31, 2020, the Company sold some shares of its common stock together with ownership interests in its partially owned subsidiary, TORtec Nanosynthesis Corp., to various investors, some of which are related parties.  The related party transactions include the following: (a) Stephen H. Smoot paid $50,000 for 5,000 shares of the Company’s common stock and a 3.333% ownership interest in TORtec Nanosynthesis Corp.; (b) the Sorensen Family Trust, dated December 3, 1994, a principal shareholder of the Company, paid $50,000 for 5,000 shares of the Company’s common stock and a 3.333% ownership interest in TORtec Nanosynthesis Corp.  Asael T. Sorensen, Jr., a trustee of the trust, became a director of the Company on June 6, 2020; (c) $100,000 of the debt owed to Capital Vario was converted to 10,000 shares of the Company’s common stock and a 6.666% ownership interest in TORtec Nanosynthesis Corp. and issued to Simmons Benefit Group; and (d) Sherm Smoot (a brother to Stephen H. Smoot) and his wife, Sherri, paid $15,000 for 1,500 shares of the Company’s common stock and a 1.000% ownership interest in TORtec Nanosynthesis Corp.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BF Borgers CPA PC (“BF Borgers”) provided audit services to the Company for the fiscal years ended March 31, 2019 and 2020. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Even if the selection is ratified, the Board of Directors, in its discretion, may select a different independent registered public accounting firm at any time if the Board believes that such a change would be in the best interests of our company and its stockholders. If our stockholders do not ratify the selection of BF Borgers, the Board of Directors will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

A representative of BF Borgers will NOT be present at the Annual Meeting.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter is necessary to ratify the appointment of the Company’s independent registered public accounting firm. The proxy card provides a means for stockholders to vote for the ratification of the selection of the Company’s independent registered public accounting firm, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the ratification of selection of the Company’s independent registered public accounting firm. Abstentions will have the same legal effect as a vote against the proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Board of Directors recommends a vote “FOR” the ratification of the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

PRINCIPAL AUDITOR FEES AND SERVICES

The following is a summary of the fees billed to us by our principal accountants during fiscal years ended March 31, 2020, and 2019:

Fee Category	2020	2019
Audit Fees	$29,700	$27,500
Audit-related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$29,700	$27,500

Audit Fees - Consists of fees for professional services rendered by our principal accountants for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit-related Fees - Consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees.”

Tax Fees - Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.

All Other Fees - Consists of fees for products and services provided by our principal accountants, other than the services reported under “Audit fees,” “Audit-related fees,” and “Tax fees” above.

AUDIT COMMITTEE PRE-APPROVAL POLICY

We have not adopted an Audit Committee; therefore, there is no Audit Committee policy in this regard. However, we do require approval in advance of the performance of professional services to be provided to us by our principal accountant. Additionally, all services rendered by our principal accountant are performed pursuant to a written engagement letter between us and the principal accountant.

PROPOSAL THREE

TRANSFER AND ASSIGNMENT OF THE RIGHT, TITLE, AND INTEREST IN TORTEC GROUP, A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY, AND ALL OTHER ASSETS OF THE COMPANY TO CAPITAL VARIO, IN COMPLETE AND FINAL SETTLEMENT OF THE COMPANY’S DEBTS OWED TO CAPITAL VARIO OF OVER $400,000, RESULTING IN THE COMPANY BECOMING A “SHELL COMPANY,” WITHIN THE MEANING OF RULE 405, PROMULGATED PURSUANT TO THE SECURITIES ACT

Background

On November 22, 2017, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with TORtec Group, a Wyoming corporation (“TORtec”) and all of the shareholders of TORtec, pursuant to which the Company acquired 100% of the issued and outstanding shares of common stock of TORtec. The acquisition of TORtec by the Company was successfully consummated on December 4, 2017.

Capital Vario CR S.A. (“Capital Vario”) was the controlling shareholder of the Company prior to the acquisition. Stephen Smoot, a director and the Company’s Chief Executive Officer and President, was a former consultant and officer of Capital Vario, but resigned from his affiliation with Capital Vario prior to a $500,000 debt-to-equity conversion by Capital Vario with the Company. Mr. Smoot became the Company’s Chief Executive Officer and President on September 8, 2017.

Since the acquisition, from time to time, Capital Vario, a shareholder of the Company, has advanced monies to the Company for operations. The advances do not incur interest and are due on demand. As of the date of this Proxy Statement, amounts due to Capital Vario are over $400,000.

The Company has been unable generate revenues under its current business plan due to many factors and Capital Vario and management of the Company have discussed a settlement of the amounts owed to Capital Vario which would entail assigning all ownership of the Company’s wholly owned subsidiaries TORtec, a Wyoming corporation. Due to the fact that the Company’s intellectual property rights to the “TOR-technologies” are based on agreements the parties to which are the Company’s existing subsidiaries, the Company would no longer have any intellectual property rights to the “TOR-technologies.”

Our management is proposing this transaction primarily for financial reasons, in particular, because we require reliable generation of revenues in order to cover basic ongoing costs of SEC compliance and reporting.

We expected our subsidiaries, along with their intellectual property licenses, to provide the necessary revenues for our growth and survival. However, the “TOR-technology” has taken much longer than expected to develop and it is not known when or if it will be commercially viable.  At the present, we do not have the funds to continue its development and our subsidiaries are not producing revenues to cover development expenses.

Selling our subsidiaries to Capital Vario in exchange for settlement of all outstanding indebtedness will serve the further purpose of letting us go forward with a clear financial debt-free status.

Our management believes that it is in the best interests of our shareholders to enter into the proposed transaction in order to protect the financial viability of the Company and avoid the possibility of insolvency. The current favorable market for "special purpose acquisition companies” appears to support that conclusion.

We also do not believe that the rights and obligations of our subsidiaries and the licensor of the “TOR-technology” will also not be compromised or affected by the transaction. In particular, we do not believe that the rights and interests of the licensor will be prejudiced or negatively affected in any way.

The transfer and assignment of the Company’s ownership in its current subsidiaries would render the Company a “shell company,” within the meaning of Rule 405, promulgated pursuant to the Securities Act, and the Company’s management would seek an acquisition target. See “RISK FACTORS” below.

SUMMARY TERM SHEET

This summary highlights important information in this Proxy Statement but does not contain all the information that is important to you. You should carefully read this entire Proxy Statement and the other documents referred to for a complete understanding of the proposed transaction with Capital Vario.

The Transaction

The transfer and assignment of all of the Company’s ownership of the Company’s wholly owned subsidiaries TORtec and TORtec Titan+, and its 50.1% ownership in its subsidiary, TORtec Nanosynthesis Corp., in exchange for the complete and final settlement of the Company’s debts owed to Capital Vario of over $400,000.

The Parties	TORtec Group Corporation

Through its subsidiaries, the Company is engaged in the business of harnessing the natural implosion forces of a vortex (tornado), employing resonating frequencies, to disintegrate soft to ultra-hard materials into micron or nano-sized particles through the “TOR-technologies.”

Capital Vario CR S.A.

Capital Vario is a Costa Rican company, formed for the purpose of investing in growth stocks and other financial opportunities for the benefit of its shareholders.

Consideration

At the closing of the transaction, the Company would assign and transfer 100% of its ownership in TORtec, a Wyoming corporation, which owns equipment, TORtec Titan+, 50.1% of TORtec Nanosynthesis Corp., and the “TORtec” trademark to Capital Vario.

At the closing of the transaction, Capital Vario would extinguish debts owed by the Company to it of over $400,000.

Closing	The closing of the transaction would occur on a date agreed to by the parties.

Operations of the Company Following the Asset Sale

Following the consummation of the transaction, the Company expects to have nominal operations and no assets and will become a “shell company,” within the meaning of Rule 405, promulgated pursuant to the Securities Act.

Vote Required

Each share of our Common Stock is entitled to one vote with respect to the approval of the sale of all or substantially all of the Company’s assets. Pursuant to NRS 78.565, the affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

The Board of Directors recommends a vote “FOR” the transfer and assignment of the right, title, and interest in TORtec Group, a wholly-owned subsidiary of the Company, and all other assets of the Company to Capital

Vario, in complete and final settlement of the Company’s debts owed to Capital Vario in the amount of $364,000, resulting in the Company becoming a “shell company,” within the meaning of Rule 405, promulgated pursuant to Securities Act.

PROPOSAL FOUR

SHAREHOLDER PROPOSAL NO. 1

On the appointment of an independent additional audit of the activities of the President Smoot and the financial officer Irina Kochetkova or assistance and verification of the SEC for the reliability of the financial statements and information they provide to the SEC and for cost effectiveness, and on the subject of the condition and operability of the only asset - the mobile unit TORNADO.

Vote Required

Each share of our Common Stock is entitled to one vote with respect to the approval of Proposal 4. Pursuant to NRS 78.565, the affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

PROPOSAL FIVE

SHAREHOLDER PROPOSAL NO. 2

No confidence in the president and member of the board of directors, Mr. S. Smoot, and the officer, member of the board of directors, Ms. Irina Kochetkova (Livits), due to continued incompetent actions to the detriment of our corporation, subsidiaries and shareholders and to exclude them from the board of directors with further delimitation of the functions of executive bodies and supervisory bodies of the corporation and with the introduction of the institution of independent directors.

Vote Required

Each share of our Common Stock is entitled to one vote with respect to the approval of Proposal 4. Pursuant to NRS 78.565, the affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

PROPOSAL SIX

SHAREHOLDER PROPOSAL NO. 3

Due to the fact that the executive bodies of the public corporation TRTK, President Mr. Smoot and officer Irina Kochetkova (Irina Livits) ineffectively and improperly used the only corporate asset on the balance sheet of a subsidiary of TORtec Inc. - the mobile unit TORNADO, grossly violated the license agreements with the licensor TORtec Forschungsinstitut GmbH, which led to the termination of all license agreements and the termination of the General Contract with Vortex Technologies & Engineering GmbH, as well as due to the fact that the executive body notified me in writing of its intentions to transfer somehow the only asset of the corporation to the offshore company Vario in Costa Rica, which will cause economic damage to the corporation and the value of shares.

Vote Required

Each share of our Common Stock is entitled to one vote with respect to the approval of Proposal 4. Pursuant to NRS 78.565, the affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

You will be asked to vote either “FOR,” “AGAINST,” or “ABSTAIN” in regards to each of the shareholder proposals.

RISK FACTORS

Because We Will Become a “Shell Company,” the Holders of Our Restricted Securities Will Not Be Able to Sell Their Securities in Reliance on Rule 144, Until We Cease Being a “Shell Company,” Within the Meaning of Rule 405, Promulgated Pursuant to Securities Act.

Upon the consummation of the proposed transaction with Vario Capital, we will become a “shell company” within the meaning of Rule 405, promulgated pursuant to Securities Act, because we have no assets and nominal operations. The consummation of this transaction will enhance the Company’s reporting requirements imposed on “shell companies.” Another implication of the Company being a “shell company” is that the Company cannot file registration statements under Section 5 of the Securities Act using a Form S-8, a short form of registration to register securities issued to employees and consultants under an employee benefit plan. Additionally, applicable provisions of Rule 144 specify that during that time that the Company is a “shell company” and for a period of one year thereafter, holders of the Company’s restricted securities cannot sell those securities in reliance on Rule 144. As result, one year after the Company ceases being a “shell company,” assuming the Company are current in its reporting requirements with the SEC, holders of the Company’s restricted securities may then sell those securities in reliance on Rule 144 (provided, however, those holders satisfy all of the applicable requirements of that rule). Being a “shell company” will also negatively impact on the Company’s ability to attract additional capital.

DISSENTERS’ RIGHT OF APPRAISAL

Under the Nevada Revised Statutes, the Company’s stockholders are not entitled to dissenters’ rights with respect to the proposed transaction with Capital Vario, and the Company will not independently provide the Company’s stockholders with dissenters’ rights.

OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a stockholder’s vote arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. If a nominee for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of the Company.

Upon the written request of any person whose proxy is solicited hereunder, the Company will furnish without charge to such person a copy of its annual report filed with the SEC on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended March 31, 2020. Such written request is to be directed to Management, 30 N. Gould St., Suite 2489, Sheridan, Wyoming 82801.

By Order of the Board of Directors

/s/ Stephen Smoot

Chief Executive Officer

Sheridan, Wyoming

February 5, 2021

TORTEC GROUP CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MARCH 20, 2021 AT 9:00 AM MST
CONTROL ID:
REQUEST ID:

The Board of Directors of TORtec Group Corporation (the “Company”) is soliciting proxies to vote shares of Common Stock at the 2021 Annual Meeting of Stockholders to be held at 9:00 a.m., MST, on March 20, 2021, at 6250 Partridge Way, Ammon, ID 83406, and at any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/TRTK
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF TORTEC GROUP CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	WITHHOLD

To reduce the board of Directors to four (4) members and to elect four (4) Directors to serve until the next annual meeting of stockholders, or until their respective successors shall have been duly elected and qualified. PLEASE ONLY SELECT UP TO FOUR (4) NOMINEES

	Stephen H. Smoot		☐	☐
	Alex Schmidt		☐	☐		CONTROL ID:
	Irina Kochetkova		☐	☐		REQUEST ID:
	Jeffrey R. Brimhall		☐	☐
	Asael T. Sorensenm, Jr.		☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021;		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN

To approve transfer and assign all the right title and interest in TORtec Group, a wholly-owned subsidiary of the Company, and all other assets of the Company to Capital Vario CR S.A. (“Capital Vario”) in complete and final settlement of the Company’s debts owed to Capital Vario of over $400,000, which would result in the Company becoming a “shell company,” within the meaning of Rule 405, promulgated pursuant to Securities Act of 1933, as amended (the “Securities Act”);

			☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN

On the appointment of an independent additional audit of the activities of the President Smoot and the financial officer Irina Kochetkova or assistance and verification of the SEC for the reliability of the financial statements and information they provide to the SEC and for cost effectiveness, and on the subject of the condition and operability of the only asset - the mobile unit TORNADO.

			☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN

No confidence in the president and member of the board of directors, Mr. S. Smoot, and the officer, member of the board of directors, Ms. Irina Kochetkova (Livits), due to continued incompetent actions to the detriment of our corporation, subsidiaries and shareholders and to exclude them from the board of directors with further delimitation of the functions of executive bodies and supervisory bodies of the corporation and with the introduction of the institution of independent directors.

			☐	☐	☐
Proposal 6		à	FOR	AGAINST	ABSTAIN

Due to the fact that the executive bodies of the public corporation TRTK, President Mr. Smoot and officer Irina Kochetkova (Irina Livits) ineffectively and improperly used the only corporate asset on the balance sheet of a subsidiary of TORtec Inc. - the mobile unit TORNADO, grossly violated the license agreements with the licensor TORtec Forschungsinstitut GmbH, which led to the termination of all license agreements and the termination of the General Contract with Vortex Technologies & Engineering GmbH, as well as due to the fact that the executive body notified me in writing of its intentions to transfer somehow the only asset of the corporation to the offshore company Vario in Costa Rica, which will cause economic damage to the corporation and the value of shares.

			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, AND 3.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)